Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Andrew D. Regrut
Vice President, Investor Relations
(614) 278-6622

BIG LOTS REPORTS Q3 EPS FROM CONTINUING OPERATIONS OF $0.03,
$0.04 ON AN ADJUSTED BASIS

COMPARABLE STORE SALES IN LINE WITH GUIDANCE

COMPANY INCREASES OUTLOOK FOR FISCAL 2016 ADJUSTED EPS

Columbus, Ohio - December 2, 2016 - Big Lots, Inc. (NYSE: BIG) today reported income from continuing operations of $1.4 million, or $0.03 per diluted share, for the third quarter of fiscal 2016 ended October 29, 2016. This result includes an after tax expense of $0.5 million, or $0.01 per diluted share, associated with legacy pension plans which have been terminated. Excluding this expense, adjusted income from continuing operations totaled $1.9 million, or $0.04 per diluted share (see non-GAAP table included later in this release), which compares to our guidance for continuing operations in the range of an adjusted loss of $0.04 per share (non-GAAP) to adjusted income of $0.01 per diluted share (non-GAAP). In the third quarter of fiscal 2015, the adjusted loss from continuing operations totaled $0.2 million, or $0.00 per share (non-GAAP). Comparable store sales were flat for the third quarter of fiscal 2016, compared to our guidance of flat to an increase of 2%. Net sales for the quarter decreased 1.0% to $1,105 million, a result of a lower store count year-over-year.

Commenting on today’s release, David Campisi, Chief Executive Officer and President of Big Lots, stated, “We are pleased to report in a challenging retail environment the team delivered upon our financial commitments. Sales were in line with our communicated guidance while EPS was above our expectations. Jennifer continues to positively respond to our focus on ownable and winnable merchandise categories, improved merchandise presentations and more consistent in-store execution.”

THIRD QUARTER HIGHLIGHTS

•	Adjusted income from continuing operations of $0.04 per diluted share (non-GAAP), compared to an adjusted loss of $0.2 million, or $0.00 per share (non-GAAP) last year

•	Comparable store sales were flat which was in line with guidance

	Earnings per Share

	Q3 2016	Q3 2015	YTD 2016	YTD 2015

Continuing operations	$0.03	($0.03)	$1.36	$0.94

Impact of legacy pension costs (1)	$0.01	$0.03	$0.05	$0.06

Impact of non-recurring expense (1)	—	—	—	$0.05

Continuing operations - adjusted basis (1)	$0.04	$0.00	$1.41	$1.05

% Change (2016 vs. 2015)			+34%

(1) Non-GAAP detailed reconciliation provided below.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-8322
Email: aschmidt@biglots.com

Inventory and Cash Management
Inventory ended the third quarter of fiscal 2016 at $1,036 million, a 1% decrease compared to $1,047 million for the third quarter of fiscal 2015 as Inventory per store was flat to last year coupled with a lower store count year-over-year.

We ended the third quarter of fiscal 2016 with $60 million of Cash and Cash Equivalents and $363 million of borrowings under our credit facility compared of $62 million of Cash and Cash Equivalents and $335 million of borrowings under our credit facility as of the end of the third quarter of fiscal 2015. Our growth in year-over-year borrowings resulted from returning a higher amount of cash to shareholders (dividends and share repurchases) while investing in capital expenditures to support our strategic plan.

Total Cash Returned To Shareholders
As announced earlier today in a separate press release, on November 30, 2016, our Board of Directors declared a quarterly cash dividend of $0.21 per common share. This dividend payment of approximately $9 million is payable on December 30, 2016, to shareholders of record as of the close of business on December 16, 2016.

Based on today’s announcement and including year-to-date activity for fiscal 2016, we will return $288 million to shareholders through our share repurchase investments ($250 million) and quarterly dividend payments ($38 million).

FISCAL Q4 2016 GUIDANCE

•
Affirms Q4 guidance for adjusted income from continuing operations in the range of $2.18 to $2.23 per diluted share (non-GAAP), compared to adjusted income from continuing operations of $2.01 per diluted share (non-GAAP) for the same period last year

•	Affirms Q4 guidance for comparable store sales in the range of flattish to +2%

For the fourth quarter of fiscal 2016, we estimate adjusted income from continuing operations will be in the range of $2.18 to $2.23 per diluted share (non-GAAP), compared to adjusted income from continuing operations of $2.01 per diluted share (non-GAAP) for the fourth quarter of fiscal 2015. This guidance is based on estimated comparable store sales in the range of flattish to +2% compared to a 0.7% comparable store sales increase in Q4 of fiscal 2015.

FISCAL 2016 GUIDANCE

•
Increases guidance for fiscal 2016 adjusted income from continuing operations to be in the range of $3.55 to $3.60 per diluted share (non-GAAP), representing an 18% to 20% increase compared to fiscal 2015 adjusted income from continuing operations of $3.01 per diluted share (non-GAAP)

•	Affirms guidance for fiscal 2016 comparable store sales increase in the range of 1% to 2%

•	Updates guidance for fiscal 2016 cash flow to $195 million

Based on operating results for the first three quarters and our expectations for the fourth quarter of fiscal 2016 noted above, we now estimate fiscal 2016 adjusted income from continuing operations to be in the range of $3.55 to $3.60 per diluted share (non-GAAP), compared to our previous guidance of $3.45 to $3.55 per diluted share. This compares to adjusted income from continuing operations of $3.01 per diluted share (non-GAAP) for fiscal 2015. This outlook is based on a comparable store sales increase in the range of +1% to +2% and total sales up slightly.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-8322
Email: aschmidt@biglots.com

In addition, we now expect to complete the process of terminating legacy pension plans during the fourth quarter of fiscal 2016 with cash payouts totaling approximately $15 million. Including the impact of these payouts, we now estimate full year cash flow of approximately $195 million.

	Full Year

	2016 Guidance (1)	2015 (2)

Adjusted EPS from continuing operations	$3.55 to $3.60	$3.01

% Change (2016 vs. 2015)	+18% to +20%

(1) Non-GAAP - excludes potential impact of legacy pension costs of approximately $15 million after tax.
(2) Non-GAAP - see attached reconciliation.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-8322
Email: aschmidt@biglots.com

Conference Call/Webcast
We will host a conference call today at 8:00 a.m. to discuss our financial results for the third quarter and provide commentary on our outlook for fiscal 2016. We invite you to listen to the webcast of the conference call through the Investor Relations section of our website http://www.biglots.com. If you are unable to join the live webcast, an archive of the call will be available through the Investor Relations section of our website after 12:00 noon today and will remain available through midnight on Friday, December 16, 2016. A replay of this call will also be available beginning today at 12:00 noon through December 16 by dialing 1.888.203.1112 (Toll Free USA and Canada) or 1.719.457.0820 (International), and entering Replay Passcode 4545762. All times are Eastern Time.

Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is a unique, non-traditional, discount retailer operating 1,445 BIG LOTS stores in 47 states with product assortments in the merchandise categories of Food, Consumables, Furniture, Seasonal, Soft Home, Hard Home, and Electronics & Accessories. Our vision is to be recognized for providing an outstanding shopping experience for our customers, valuing and developing our associates, and creating growth for our shareholders. Big Lots supports the communities it serves through the Big Lots Foundation, a charitable organization focused on four areas of need: hunger, housing, healthcare, and education. For more information about the Company, visit www.biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.
You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-8322
Email: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	OCTOBER 29	OCTOBER 31
	2016	2015
	(Unaudited)	(Recast)
ASSETS

Current assets:
Cash and cash equivalents	$59,743	$61,541
Inventories	1,036,337	1,047,322
Other current assets	112,251	110,184
Total current assets	1,208,331	1,219,047

Property and equipment - net	540,669	576,563

Deferred income taxes	56,102	54,478
Other assets	42,141	39,209
	$1,847,243	$1,889,297

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$503,625	$490,049
Property, payroll and other taxes	88,941	81,808
Accrued operating expenses	80,227	76,761
Insurance reserves	42,141	42,661
Accrued salaries and wages	50,243	36,658
Income taxes payable	1,407	862
Total current liabilities	766,584	728,799

Long-term obligations under bank credit facility	362,900	334,900

Deferred rent	55,291	61,418
Insurance reserves	58,647	57,527
Unrecognized tax benefits	14,639	17,809
Other liabilities	44,107	51,572

Shareholders' equity	545,075	637,272
	$1,847,243	$1,889,297

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	OCTOBER 29, 2016		OCTOBER 31, 2015
		%		%
	(Unaudited)		(Unaudited)

Net sales	$1,105,498	100.0	$1,116,474	100.0
Gross margin	441,992	40.0	440,007	39.4
Selling and administrative expenses	409,753	37.1	411,994	36.9
Depreciation expense	30,294	2.7	30,171	2.7
Operating profit (loss)	1,945	0.2	(2,158)	(0.2)
Interest expense	(1,665)	(0.2)	(1,272)	(0.1)
Other income (expense)	698	0.1	(673)	(0.1)
Income (loss) from continuing operations before income taxes	978	0.1	(4,103)	(0.4)
Income tax benefit	(378)	(0.0)	(2,400)	(0.2)
Income (loss) from continuing operations	1,356	0.1	(1,703)	(0.2)
Income from discontinued operations, net of tax expense of $13 and $118, respectively	20	0.0	195	0.0
Net income (loss)	$1,376	0.1	($1,508)	(0.1)

Earnings (loss) per common share - basic (a)
Continuing operations	$0.03		($0.03)
Discontinued operations	0.00		0.00
Net income (loss)	$0.03		($0.03)

Earnings (loss) per common share - diluted (a)
Continuing operations	$0.03		($0.03)
Discontinued operations	0.00		0.00
Net income (loss)	$0.03		($0.03)

Weighted average common shares outstanding
Basic	44,165		49,057
Dilutive effect of share-based awards	761		—
Diluted	44,926		49,057

Cash dividends declared per common share	$0.21		$0.19

(a)
The earnings (loss) per share for Continuing Operations, Discontinued Operations and Net income (loss) are separately calculated in accordance with accounting pronouncements; therefore, the sum of earnings (loss) per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net income (loss).

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	39 WEEKS ENDED		39 WEEKS ENDED
	OCTOBER 29, 2016		OCTOBER 31, 2015
		%		%
	(Unaudited)		(Unaudited)

Net sales	$3,621,228	100.0	$3,606,615	100.0
Gross margin	1,446,096	39.9	1,419,957	39.4
Selling and administrative expenses	1,251,905	34.6	1,246,545	34.6
Depreciation expense	90,750	2.5	92,388	2.6
Operating profit	103,441	2.9	81,024	2.2
Interest expense	(3,793)	(0.1)	(2,737)	(0.1)
Other income (expense)	1,000	0.0	(2,387)	(0.1)
Income from continuing operations before income taxes	100,648	2.8	75,900	2.1
Income tax expense	37,942	1.0	27,584	0.8
Income from continuing operations	62,706	1.7	48,316	1.3
Income from discontinued operations, net of tax expense of $28 and $10, respectively	44	0.0	25	0.0
Net income	$62,750	1.7	$48,341	1.3

Earnings per common share - basic (a)
Continuing operations	$1.37		$0.95
Discontinued operations	0.00		0.00
Net income	$1.37		$0.95

Earnings per common share - diluted (a)
Continuing operations	$1.36		$0.94
Discontinued operations	0.00		0.00
Net income	$1.36		$0.94

Weighted average common shares outstanding
Basic	45,678		50,992
Dilutive effect of share-based awards	578		540
Diluted	46,256		51,532

Cash dividends declared per common share	$0.63		$0.57

(a)
The earnings per share for Continuing Operations, Discontinued Operations and Net Income are separately calculated in accordance with accounting pronouncements; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	13 WEEKS ENDED	13 WEEKS ENDED
	OCTOBER 29, 2016	OCTOBER 31, 2015
	(Unaudited)	(Unaudited)

Net cash used in operating activities	($67,964)	($64,345)

Net cash used in investing activities	(26,812)	(33,996)

Net cash provided by financing activities	96,150	102,519

Increase in cash and cash equivalents	1,374	4,178
Cash and cash equivalents:
Beginning of period	58,369	57,363
End of period	$59,743	$61,541

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	39 WEEKS ENDED	39 WEEKS ENDED
	OCTOBER 29, 2016	OCTOBER 31, 2015
	(Unaudited)	(Unaudited)

Net cash provided by operating activities	$43,536	$52,318

Net cash used in investing activities	(71,842)	(98,298)

Net cash provided by financing activities	33,905	55,260

Increase in cash and cash equivalents	5,599	9,280
Cash and cash equivalents:
Beginning of period	54,144	52,261
End of period	$59,743	$61,541

BIG LOTS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

The following tables reconcile: (1) selling and administrative expenses, selling and administrative expense rate, operating profit (loss), operating profit (loss) rate, income tax expense (benefit), effective income tax rate, income (loss) from continuing operations, net income (loss), diluted earnings (loss) per share from continuing operations, and diluted earnings (loss) per share for the third quarter of 2016, the year-to-date 2016, the third quarter of 2015, the year-to-date 2015, the fourth quarter of 2015, and the full year 2015 (GAAP financial measures) to adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit (loss), adjusted operating profit (loss) rate, adjusted income tax expense (benefit), adjusted effective income tax rate, adjusted income (loss) from continuing operations, adjusted net income (loss), adjusted diluted earnings (loss) per share from continuing operations, and adjusted diluted earnings (loss) per share (non-GAAP financial measures).

Third quarter of 2016 - Thirteen weeks ended October 29, 2016

	As Reported	Adjustment to exclude pension costs	As Adjusted (non-GAAP)
Selling and administrative expenses	$409,753	$(863)	$408,890
Selling and administrative expense rate	37.1%	(0.1%)	37.0%
Operating profit	1,945	863	2,808
Operating profit rate	0.2%	0.1%	0.3%
Income tax benefit	(378)	342	(36)
Effective income tax rate	-38.7%	36.7%	-2.0%
Income from continuing operations	1,356	521	1,877
Net income	1,376	521	1,897
Diluted earnings per share from
continuing operations	$0.03	$0.01	$0.04
Diluted earnings per share	$0.03	$0.01	$0.04

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) all costs associated with the Company’s pension plans, as the Company froze benefits and began termination activities for its pension plans in 2015 with the intentions of completing the termination and distributing all plan assets during 2016, which totaled $863 ($521, net of tax). The pension costs encompass all items associated with net periodic benefit costs, including curtailment and settlement charges, and professional fees associated with the plan and plan termination proceedings.

Year-to-date 2016 - Thirty-nine weeks ended October 29, 2016

	As Reported	Adjustment to exclude pension costs	As Adjusted (non-GAAP)
Selling and administrative expenses	$1,251,905	$(4,073)	$1,247,832
Selling and administrative expense rate	34.6%	(0.1%)	34.5%
Operating profit	103,441	4,073	107,514
Operating profit rate	2.9%	0.1%	3.0%
Income tax expense	37,942	1,612	39,554
Effective income tax rate	37.7%	0.1%	37.8%
Income from continuing operations	62,706	2,461	65,167
Net income	62,750	2,461	65,211
Diluted earnings per share from
continuing operations	$1.36	$0.05	$1.41
Diluted earnings per share	$1.36	$0.05	$1.41

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP all costs associated with the Company’s pension plans, as the Company froze benefits and began termination activities for its pension plans in 2015 with the intentions of completing the termination and distributing all plan assets during 2016, which totaled $4,073 ($2,461, net of tax). The pension costs encompass all items associated with net periodic benefit costs, including curtailment and settlement charges, and professional fees associated with the plan and plan termination proceedings.

Third quarter of 2015 - Thirteen weeks ended October 31, 2015

	As Reported	Adjustment to exclude pension costs	As Adjusted (non-GAAP)
Selling and administrative expenses	$411,994	$(2,560)	$409,434
Selling and administrative expense rate	36.9%	(0.2%)	36.7%
Operating (loss) profit	(2,158)	2,560	402
Operating (loss) profit rate	(0.2%)	0.2%	0.0%
Income tax benefit	(2,400)	1,012	(1,388)
Effective income tax rate	58.5%	31.5%	90.0%
Loss from continuing operations	(1,703)	1,548	(155)
Net (loss) income	(1,508)	1,548	40
Diluted earnings (loss) per share from
continuing operations	$(0.03)	$0.03	$0.00
Diluted earnings (loss) per share	$(0.03)	$0.03	$0.00

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating (loss) profit, adjusted operating (loss) profit rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted loss from continuing operations, adjusted net (loss) income, adjusted diluted earnings (loss) per share from continuing operations, and adjusted diluted earnings (loss) per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP all costs associated with the Company’s pension plans, as the Company froze benefits and began termination activities for its pension plans in 2015 with the intentions of completing the termination and distributing all plan assets during 2016, which totaled $2,560 ($1,548, net of tax). The pension costs encompass all items associated with net periodic benefit costs, including curtailment and settlement charges, and professional fees associated with the plan and plan termination proceedings.

Year-to-date 2015 - Thirty-nine weeks ended October 31, 2015

	As Reported	Adjustment to exclude loss contingency	Adjustment to exclude pension costs	As Adjusted (non-GAAP)
Selling and administrative expenses	$1,246,545	$(4,487)	$(4,685)	$1,237,373
Selling and administrative expense rate	34.6%	(0.1%)	(0.1%)	34.3%
Operating profit	81,024	4,487	4,685	90,196
Operating profit rate	2.2%	0.1%	0.1%	2.5%
Income tax expense	27,584	1,776	1,848	31,208
Effective income tax rate	36.3%	0.2%	(0.6%)	36.7%
Income from continuing operations	48,316	2,711	2,837	53,864
Net income	48,341	2,711	2,837	53,889
Diluted earnings per share from
continuing operations	$0.94	$0.05	$0.06	$1.05
Diluted earnings per share	$0.94	$0.05	$0.06	$1.05

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP: (1) a pretax accrual of a loss contingency associated with merchandise-related legal matters of $4,487 ($2,711, net of tax); and (2) all costs associated with the Company’s pension plans, as the Company froze benefits and began termination activities for its pension plans in 2015 with the intentions of completing the termination and distributing all plan assets during 2016, which totaled $4,685 ($2,837, net of tax). The pension costs encompass all items associated with net periodic benefit costs, including curtailment and settlement charges, and professional fees associated with the plan and plan termination proceedings.

Fourth quarter of 2015 - Thirteen weeks ended January 30, 2016

	As Reported	Adjustment to exclude pension costs	As Adjusted (non-GAAP)
Selling and administrative expenses	$462,172	$(8,247)	$453,925
Selling and administrative expense rate	29.2%	(0.5%)	28.7%
Operating profit	154,708	8,247	162,955
Operating profit rate	9.8%	0.5%	10.3%
Income tax expense	56,528	3,264	59,792
Effective income tax rate	37.3%	0.3%	37.6%
Income from continuing operations	94,692	4,983	99,675
Net income	94,532	4,983	99,515
Diluted earnings per share from
continuing operations	$1.91	$0.10	$2.01
Diluted earnings per share	$1.91	$0.10	$2.01

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) all costs associated with the Company’s pension plans, as the Company froze benefits and began termination activities for its pension plans in 2015 with the intentions of completing the termination and distributing all plan assets during 2016, which totaled $8,247 ($4,983, net of tax). The pension costs encompass all items associated with net periodic benefit costs, including curtailment and settlement charges, and professional fees associated with the plan and plan termination proceedings.

Full Year 2015 - Fifty-two weeks ended January 30, 2016

	As Reported	Adjustment to exclude loss contingency	Adjustment to exclude pension costs	As Adjusted (non-GAAP)
Selling and administrative expenses	$1,708,717	$(4,487)	$(12,932)	$1,691,298
Selling and administrative expense rate	32.9%	(0.1%)	(0.2%)	32.6%
Operating profit	235,732	4,487	12,932	253,151
Operating profit rate	4.5%	0.1%	0.2%	4.9%
Income tax expense	83,842	1,776	5,112	90,730
Effective income tax rate	37.0%	0.0%	0.1%	37.1%
Income from continuing operations	143,008	2,711	7,820	153,539
Net income	142,873	2,711	7,820	153,404
Diluted earnings per share from
continuing operations	$2.81	$0.05	$0.15	$3.01
Diluted earnings per share	$2.80	$0.05	$0.15	$3.01

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted income from continuing operations, adjusted net income, adjusted diluted earnings per share from continuing operations, and adjusted diluted earnings per share are “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP: (1) a pretax accrual of a loss contingency associated with merchandise-related legal matters of $4,487 ($2,711, net of tax); and (2) all costs associated with the Company’s pension plans, as the Company froze benefits and began termination activities for its pension plans in 2015 with the intentions of completing the termination and distributing all plan assets during 2016, which totaled $12,932 ($7,820, net of tax). The pension costs encompass all items associated with net periodic benefit costs, including curtailment and settlement charges, and professional fees associated with the plan and plan termination proceedings.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.